Statutory Prospectus Supplement dated August 12, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class C, R, Y and Invesco Cash Reserve shares of the Fund listed below:

Invesco Oppenheimer Government Money Market Fund

This supplement amends the Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.

If you exchange Class Y shares of the Fund for Class A shares of a different Invesco mutual fund that is offered to retail investors, you may now exchange those Class A shares back into Class Y shares of the Fund. Shareholders of the Fund remain subject to all other limitations on exchanges described in the Fund’s prospectus or statement of additional information.

O-GMKT-STATPRO SUP 081219